UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2012

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 De Guigne Drive

Sunnyvale, California 94085

(Address of principal executive offices) (Zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 26, 2012, TeleNav, Inc. (the “Company”) announced that it had entered into two amendments to its Sprint Master Application and Services Agreement dated January 30, 2009, as amended (the “Sprint Agreement”), with Sprint United Management Company (“Sprint”). A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Sprint Amendments

On July 24, 2012, the Company and Sprint entered into Amendment No. 4 to the Sprint Agreement (“Sprint Amendment No. 4”) and Amendment No. 5 to the Sprint Agreement (“Sprint Amendment No. 5”).

The terms of Sprint Amendment No. 4 are retroactively effective as of March 29, 2012. Sprint Amendment No. 4 amends the Sprint Agreement to include additional Company products to be offered by Sprint to its end users.

The terms of Sprint Amendment No. 5 are retroactively effective as of July 1, 2012. Sprint Amendment No. 5 extends the term of the Sprint Agreement from December 31, 2012 to December 31, 2015 and reduces the fixed annual fee paid by Sprint to the Company for bundled navigation services and limits such payments to fiscal 2013. Pursuant to the terms of Sprint Amendment No. 5, Sprint will adopt the Company’s Scout service and the Company will continue to be Sprint’s preferred supplier of navigation applications until December 31, 2015.

The foregoing summaries of Sprint Amendment No. 4 and Sprint Amendment No. 5 are qualified in their entirety by reference to the full text of such agreements referenced as Exhibit 10.13.6 and Exhibit 10.13.7 hereto, respectively, and incorporated by reference herein.

Item 2.02.	Results of Operations and Financial Condition

On July 26, 2012, TeleNav, Inc. (the “Company”) issued a press release and will hold a conference call regarding its financial results for the three months and fiscal year ended June 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and financial tables.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.13.6*	Amendment No. 4 to the Sprint Master Application and Services Agreement, dated as of January 30, 2009, as amended, by and between TeleNav, Inc. and Sprint United Management Company, effective as of March 29, 2012

10.13.7*	Amendment No. 5 to the Sprint Master Application and Services Agreement, dated as of January 30, 2009, as amended, by and between TeleNav, Inc. and Sprint United Management Company, effective as of July 1, 2012

99.1	Press release of TeleNav, Inc. dated July 26, 2012

*	To be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: July 26, 2012	By:	/s/ Michael W. Strambi
	Name:	Michael W. Strambi
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.13.6*	Amendment No. 4 to the Sprint Master Application and Services Agreement, dated as of January 30, 2009, as amended, by and between TeleNav, Inc. and Sprint United Management Company, effective as of March 29, 2012

10.13.7*	Amendment No. 5 to the Sprint Master Application and Services Agreement, dated as of January 30, 2009, as amended, by and between TeleNav, Inc. and Sprint United Management Company, effective as of July 1, 2012

99.1	Press release of TeleNav, Inc. dated July 26, 2012

*	To be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012.